UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Municipal Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

BLACKROCK MUNICIPAL INCOME FUND, INC.

IMPORTANT SHAREHOLDER INFORMATION

[●], 2024

Dear Shareholder,

An annual meeting of the shareholders of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”) will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time), to consider and vote on nominees for the Board of Directors of the Fund (the “Board”) and proposals submitted by Karpus Management, Inc. (“Karpus”), an activist investor, each as discussed in the enclosed proxy statement.

YOUR VOTE IS EXTREMELY IMPORTANT BECAUSE KARPUS HAS TAKEN A LARGE POSITION IN THE FUND AND HAS NOTIFIED THE FUND OF ITS INTENTION TO NOMINATE TWO INDIVIDUALS FOR ELECTION TO THE BOARD AT THE MEETING (THE “KARPUS NOMINEES”) AND PRESENT THE FOLLOWING PROPOSALS (COLLECTIVELY, THE “KARPUS PROPOSALS”):

•	A PROPOSAL TO TERMINATE THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND BLACKROCK ADVISORS, LLC;

•

A NON-BINDING PROPOSAL REQUESTING THAT THE BOARD PROMPTLY CONSIDER AUTHORIZING A SELF-TENDER OFFER FOR ALL OUTSTANDING COMMON SHARES OF THE FUND AT OR CLOSE TO NET ASSET VALUE AND, IF MORE THAN 50% OF THE FUND’S OUTSTANDING COMMON SHARES ARE TENDERED, THE TENDER OFFER SHOULD BE CANCELLED AND THE BOARD SHOULD TAKE THE STEPS NECESSARY TO LIQUIDATE, MERGE OR CONVERT THE FUND TO AN OPEN-END MUTUAL FUND OR EXCHANGE TRADED FUND; AND

•

A NON-BINDING PROPOSAL REQUESTING THAT THE BOARD PROMPTLY CONSIDER TAKING ALL STEPS NECESSARY TO AMEND ANY AND ALL GOVERNING DOCUMENTS TO PROVIDE THAT (1) THE AFFIRMATIVE VOTE OF A PLURALITY OF SHARES, REPRESENTED IN PERSON OR BY PROXY AT ANY MEETING AT WHICH A QUORUM IS PRESENT, BE THE VOTING STANDARD TO ELECT BOARD MEMBERS IN ANY CONTESTED ELECTION AND (2) SHAREHOLDERS OF THE FUND SHALL HAVE THE RIGHT TO AMEND OR REPEAL THE BY-LAWS OR ADOPT NEW BY-LAWS AT ANY TIME.

THE BOARD UNANIMOUSLY OPPOSES THE KARPUS NOMINEES AND EACH OF THE KARPUS PROPOSALS. We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

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MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Directors of the Fund:

•	J. Phillip Holloman

•	Catherine A. Lynch

•	Arthur P. Steinmetz

The Board believes the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is NOT in the best interests of the Fund and its shareholders: (1) to terminate the investment management agreement between the Fund and BlackRock Advisors, LLC; (2) to conduct a tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding shares are tendered, to liquidate, merge or convert the Fund into an open-end mutual fund or exchange-traded fund; or (3) to change the voting standard to elect Directors in a contested election and to eliminate the Board’s exclusive ability to adopt, amend and repeal the Fund’s By-laws.

How should I vote?
Vote FOR the Board Nominees ✓

The Board members responsible for the Fund unanimously recommend that you vote “FOR” the Board Nominees by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

Vote AGAINST the Karpus Proposals ✓

The Board members responsible for the Fund unanimously recommend that you vote “AGAINST” each of the Karpus Proposals by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

What should I NOT do?

Please do NOT send back any proxy card you may receive from Karpus, even to withhold votes on the Karpus Nominees or to vote against the Karpus Proposals, as this will cancel your prior vote for the Board Nominees. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

You have received the enclosed proxy statement because you were a shareholder of record of the Fund on [●], 2024 (the “Record Date”).

Your vote is important. Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s

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license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card or WHITE voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on, please call Georgeson LLC toll free at [●].

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards

New York, NY 10001

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IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving the proxy statement?

BlackRock Municipal Income Fund, Inc. (the “Fund”) is required to hold an annual meeting of shareholders for the election of members of the Board of Directors (the “Board,” the members of which are referred to as “Board Members”). The enclosed proxy statement describes (i) the proposal to approve the Board Nominees (as defined below) and (ii) the following proposals submitted by an activist investor managed by Karpus Management, Inc. (“Karpus”), to be voted upon if properly presented at the meeting (collectively, the “Karpus Proposals”): (a) a proposal to terminate the Fund’s investment management agreement between the Fund and BlackRock Advisors, LLC (the “Investment Management Agreement”); (b) a non-binding proposal requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge or convert the Fund to an open-end mutual fund or exchange traded fund; and (c) a non-binding proposal requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (1) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect Board Members in any contested election and (2) shareholders of the Fund shall have the right to amend or repeal the By-laws or adopt new By-laws at any time.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal 1. “FOR” the election of the Board Nominees.

Proposal 2. “AGAINST” the Karpus Proposal to terminate the Investment Management Agreement.

Proposal 3. “AGAINST” the Karpus Proposal requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge or

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convert the Fund to an open-end mutual fund or exchange traded fund.

AND

Proposal 4. “AGAINST” the Karpus Proposal requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (1) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect Board Members in any contested election and (2) shareholders of the Fund shall have the right to amend or repeal the By-laws or adopt new By-laws at any time.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from Karpus seeking to elect two individuals to the Board (the “Karpus Nominees”), who have no experience working with the Fund or its investment adviser, and seeking approval of the Karpus Proposals.

Please discard any proxy card that you receive from Karpus. Your Board strongly urges you NOT to sign or return any proxy card sent to you by Karpus, even to withhold votes on the Karpus Nominees or to vote against the Karpus Proposals, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Karpus or the Karpus Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Karpus or any other statements that Karpus or its representatives have made or may otherwise make.

Why does the Board recommend that I vote for the election of the Board Nominees selected by the Board?

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Directors of the Fund:

•  J. Phillip Holloman

•  Catherine A. Lynch

•  Arthur P. Steinmetz

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The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that all of the Fund’s current Board Members, including the Board Nominees, are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders. The current Board Members have demonstrated their ability to consistently deliver value to shareholders, all while implementing shareholder-friendly initiatives, such as share buybacks that have generated approximately $3.2 million in shareholder profits. The Fund’s performance and share buybacks are described in detail in the enclosed proxy statement.

In contrast, the Karpus Nominees have no experience with the Fund, its investment objective and strategies, or service providers. The Karpus Nominees also have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees. The Karpus Nominees have been handpicked and nominated by Karpus and, if elected, may seek to advance Karpus’s harmful agenda as described in the Karpus Proposals, which the Board believes is not in the best interests of the Fund or its other shareholders, as more fully outlined in the enclosed proxy statement.

Your Board seeks to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few that the Board believes are adverse to the interests of the Fund’s shareholders and the Fund’s ability to pursue its investment objective. The Board has approved the Board Nominees and believes their election is in your best interest.

Why does the Board recommend that I vote against Proposal 2?

For the reasons summarized below and set forth in the enclosed proxy statement, under the Opposition Statement by the Board of Directors to Proposal 2, the Board believes that termination of the Investment Management Agreement between the Trust and BlackRock Advisors, LLC (“BlackRock” or the “Advisor”) is NOT in the best interests of the Fund or its shareholders:

•  Termination of the Investment Management Agreement would result in the firing of BlackRock as the Fund’s investment adviser, depriving the Fund of BlackRock’s experience and expertise;

•  Termination of the Investment Management Agreement would plunge the Fund into uncertainty about its investment adviser and its future, harming the Fund and its shareholders; and

•  The Board Members, as fiduciaries to the Fund, review the Investment Management Agreement annually and are best positioned to evaluate BlackRock.

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Why does the Board recommend that I vote against Proposal 3?

For the reasons summarized below and set forth in the enclosed proxy statement, under the Opposition Statement by the Board of Directors to Proposal 3, the Board believes that it is NOT in the best interests of the Fund or its shareholders for the Fund to conduct a tender offer for all outstanding common shares of the Fund at or close to net asset value (“NAV”) and, if more than 50% of the Fund’s outstanding common shares are tendered, to liquidate, merge or convert the Fund into an open-end mutual fund or exchange-traded fund:

•  Proposal 3 would force harmful actions at the expense of long-term shareholders;

•  Conducting a tender offer would harm long-term shareholders, and conducting these transactions as proposed by Karpus would harm ALL shareholders;

•  Tender offers do not cure discounts;

•  Liquidating, merging or converting the Fund would harm long-term shareholders;

•  Shareholders would lose the benefits of the Fund if it were merged or open-ended; and

•  The Fund has consistently produced strong relative performance and an attractive yield as a closed-end fund.

Why does the Board recommend that I vote against Proposal 4?

For the reasons summarized below and set forth in the enclosed proxy statement, under the Opposition Statement by the Board of Directors to Proposal 4, the Board believes that it is NOT in the best interests of the Fund or its shareholders to change the voting standard to elect directors in a contested election to the affirmative vote of a plurality of shares or to eliminate the Board’s exclusive ability to adopt, amend and repeal the Fund’s By-laws:

•  The existing voting thresholds for Board Member elections benefit shareholders;

•  A majority vote standard in contested elections protects shareholders from activist investors and ensures that all shareholders of the Fund are fairly and fully represented;

•  The Board is best positioned to adopt, amend and repeal By-laws; and

•  Maintaining the Board’s exclusive power to adopt, amend and repeal By-laws protects shareholders and results in efficiency and consistency.

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Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card or on the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2024, or by going to the Internet address provided on the WHITE voting instruction form or WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” each of the Karpus Proposals.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your WHITE voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have

9

previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

What should I do with other proxy cards I receive?

We urge you to vote using the Fund’s WHITE proxy card. Please do NOT send back any proxy card you may receive from Karpus, even to withhold votes on the Karpus Nominees or to vote against the Karpus Proposals, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the meeting. If you have already sent back the proxy card you received from Karpus, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees, information about the Karpus Proposals (which the Board recommends you vote “AGAINST”) and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from Karpus, seeking your proxy to elect the Karpus Nominees to the Board and to vote in favor of the Karpus Proposals. Karpus has a history of investing in closed-end funds for the purpose of submitting proposals. In many cases, Karpus later withdraws the proposals once the target funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes Karpus engages in these tactics to benefit itself and its investors, and that Karpus’s actions are harmful to long-term shareholders of the Fund.

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Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[●] for such services (including reimbursements of out-of-pocket expenses).

Whom do I call if I have questions?	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at [●].

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MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” each of the Karpus Proposals. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

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PRELIMINARY COPY SUBJECT TO COMPLETION

[●], 2024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2024

To the Shareholders of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”):

An annual meeting of the shareholders of the Fund will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time), to consider and vote on the proposals, as more fully discussed in the accompanying proxy statement:

PROPOSAL 1	To elect to the Board (defined below) three Class II Directors.

PROPOSAL 2 (Submitted by Karpus)	If properly presented at the meeting, to vote on the proposal submitted by Karpus Management, Inc. (“Karpus”), an activist investor, to terminate the Investment Management Agreement (defined below).

PROPOSAL 3 (Submitted by Karpus)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Karpus requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge or convert the Fund to an open-end mutual fund or exchange traded fund.

PROPOSAL 4 (Submitted by Karpus)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Karpus requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (1) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect Board Members in any contested election and (2) shareholders of the Fund shall have the right to amend or repeal the By-laws or adopt new By-laws at any time.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

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The purpose of the meeting is to (i) elect three Class II Directors to the Board of Directors of the Fund (the “Board,” the members of which are referred to as “Board Members”), and (ii) vote on each of the proposals put forth by Karpus (collectively, the “Karpus Proposals”), if properly presented at the meeting. This meeting is very important because Karpus, an activist investor, has taken a position in the Fund and notified the Fund of its intention to nominate two individuals for election to the Board (the “Karpus Nominees”) and present the Karpus Proposals at the meeting. We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”):

•	J. Phillip Holloman

•	Catherine A. Lynch

•	Arthur P. Steinmetz

The Board believes the Board Nominees have the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is NOT in the best interests of the Fund and its shareholders to: (1) terminate the investment management agreement between the Fund and BlackRock Advisors, LLC (the “Investment Management Agreement”); (2) conduct a tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding shares are tendered, to liquidate, merge or convert the Fund into an open-end mutual fund or exchange-traded fund; or (3) change the voting standard to elect Board Members in a contested election and eliminate the Board’s exclusive ability to adopt, amend and repeal the Fund’s By-laws.

The Board, including the independent Board Members, unanimously recommends a vote “FOR” the Board Nominees and “AGAINST” each of the Karpus Proposals using the WHITE proxy card.

Shareholders of record of the Fund as of the close of business on [●], 2024 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at [●].

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards

New York, NY 10001

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i

PRELIMINARY COPY SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS

[●], 2024

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”). The proxies will be voted at the annual meeting (the “meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time).

As described in further detail below, the purpose of the meeting is to vote on the following proposals:

PROPOSAL 1	To elect to the Board three Class II Directors.

PROPOSAL 2 (Submitted by Karpus)	If properly presented at the meeting, to vote on the proposal submitted by Karpus Management, Inc. (“Karpus”), an activist investor, to terminate the Investment Management Agreement (defined below).

PROPOSAL 3 (Submitted by Karpus)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Karpus requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge or convert the Fund to an open-end mutual fund or exchange traded fund.

PROPOSAL 4 (Submitted by Karpus)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Karpus requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (1) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect Board Members in any contested election and (2) shareholders of the Fund shall have the right to amend or repeal the By-laws or adopt new By-laws at any time.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

This meeting is very important because Karpus, an activist investor, has taken a position in the Fund and notified the Fund of its intention to nominate two individuals for election to the Board (the “Karpus Nominees”) and present the above proposals (collectively, the “Karpus Proposals”) at the meeting, all of which are unanimously OPPOSED by the Board Members.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2024, will commence on or about [●], 2024.

The Fund is organized as a Maryland corporation and is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on [●], 2024 (the “Record Date”) are entitled to notice of and to vote at the Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of shares of variable rate demand preferred stock of the Fund (the “Preferred Shares”) will have equal voting rights with the holders of shares of common stock of the Fund (the “Common Shares”). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members. The Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only the Class II Board Member is standing for election this year. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of Common Shares outstanding as of the close of business on the Record Date, the number of Preferred Shares of the Fund outstanding as of the close of business on the Record Date, and the managed assets of the Fund on the Record Date are [●] Common Shares, [●] Preferred Shares and $[●], respectively. “Managed assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Fund, as of [●], 2024, no person was the beneficial owner of more than five percent of a class of the Fund’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2, Proposal 3 and Proposal 4. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on the proposals by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM KARPUS, EVEN TO WITHHOLD VOTES ON THE KARPUS NOMINEES OR TO VOTE AGAINST THE KARPUS PROPOSALS, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you are a record holder of the Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock, Inc.’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock, Inc.’s website into this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the New York address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominees named in this Proxy Statement and “AGAINST” each of the Karpus Proposals. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED WHITE PROXY CARD/VOTING INSTRUCTION FORM OR BY

RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE

INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2024.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[●]

PROPOSAL 1—ELECTION OF DIRECTOR NOMINEES

THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD NOMINEES (AS DEFINED BELOW) USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE KARPUS NOMINEES OR TO VOTE AGAINST THE KARPUS PROPOSALS.

The Board believes voting “FOR” the election of each of the Fund’s Class II nominees: J. Phillip Holloman, Catherine A. Lynch and Arthur P. Steinmetz, each of whom currently serves on the Board (collectively referred to as the “Board Nominees”), is in the best interest of the Fund’s shareholders for the following reasons, as discussed in more detail below:

•

After careful and thorough consideration, the Board, based on the recommendation of the Board’s Governance and Nominating Committee (the “Governance Committee”), unanimously concluded that the Board Nominees are the most qualified candidates.

•

The Board Members believe that all of the Fund’s current Board Members, including the Board Nominees, are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders.

•

The current Board Members have demonstrated their ability to consistently deliver value to shareholders, all while implementing shareholder-friendly initiatives, such as share buybacks that have generated approximately $3.2 million in shareholder profits. The Fund’s performance and share buybacks are described in more detail in the discussion of Proposal 2.

The current Board Members, 80% of whom are independent from BlackRock, seek to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few seeking a quick profit at the expense of the Fund’s ability to pursue its investment objective.

An activist and opportunistic investor, through its investment adviser, Karpus Management, Inc., has indicated its intent to nominate the Karpus Nominees for election to the Board at the meeting, and has submitted three separate proposals which, if approved and/or implemented, would fundamentally change how the Fund is managed and governed and, in one case, could eliminate the Fund altogether. The Governance Committee and the Board reviewed Karpus’s notice of intent, including information provided by Karpus regarding the qualifications and experience of the Karpus Nominees, as compared with those of the Board Nominees. The Board considered that the Board Nominees collectively have extensive experience with registered closed-end funds generally, with municipal funds, and specifically with the Fund, its investment objective and strategies and service providers. The Board further considered that the Karpus Nominees:

•	have no experience with the Fund, its investment objective and strategies, or service providers;

•	have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees; and
•

have been handpicked and nominated by Karpus and, if elected, may seek to advance Karpus’s harmful agenda, including to terminate the Fund’s relationship with BlackRock, as described in the Karpus Proposals, which the Board believes is not in the best interests of the Fund or its other shareholders.

BOARD RECOMMENDATION

Vote “FOR” the election of each Board Nominee using the WHITE proxy card.

Please do not return or vote any other color proxy card you may receive, even to withhold votes on the Karpus Nominees or to vote against the Karpus Proposals.

Nominees for the Fund. The Board consists of ten Board Members, eight of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Board Members”). The Fund divides its Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

The Class II Board Members are standing for election this year. Each Class II Board Member elected at the meeting will serve until the later of the date of the Fund’s 2027 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

The owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”). This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. W. Carl Kester and Catherine A. Lynch are currently the Board Members elected solely by the owners of Preferred Shares. Only Catherine A. Lynch is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Class I Board Member is scheduled to expire in 2026; therefore, he is not standing for election this year as a Preferred Shares Nominee.

Board Members’/Nominees’ Biographical Information. Each of the Board Nominees, as listed below, is highly skilled and experienced.

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

The below table identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Members, including the Board Nominees. Only the Class II Board Members are standing for election this year. Each Board Nominee was recommended by the Governance Committee of the Board and nominated by the full Board for election by shareholders. R. Glenn Hubbard was selected to serve as the Chair of the Board, and W. Carl Kester was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Fund, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

R. Glenn Hubbard 1958	Chair of the Board and Director	2026; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	[ ] RICs consisting of [ ] Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
W. Carl Kester(4) 1951	Vice Chair of the Board and Director	2026; from 2007 to present	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School from 2008 to 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	[ ] RICs consisting of [ ] Portfolios	None

Cynthia L. Egan(4) 1955	Director	2025; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	[ ] RICs consisting of [ ] Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Lorenzo A. Flores 1964	Director	2026; from 2021 to present	Chief Financial Officer, Intel Foundry since 2024; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	[ ] RICs consisting of [ ] Portfolios	None

Stayce D. Harris 1959	Director	2025; from 2021 to present	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	[ ] RICs consisting of [ ] Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman(2) 1955	Director	2024; from 2021 to present	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	[ ] RICs consisting of [ ] Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Catherine A. Lynch(2)(3)(4) 1961	Director	2024; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	[ ] RICs consisting of [ ] Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz(2)(4) 1958	Director	2024; from 2023 to present	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	[ ] RICs consisting of [ ] Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Interested Board Members/Nominees††

Robert Fairbairn 1965	Director	2025; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	[ ] RICs consisting of [ ] Portfolios	None

John M. Perlowski(4) 1964	Director, President and Chief Executive Officer	2026; Director from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	[ ] RICs consisting of [ ] Portfolios	None

*

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Board in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995.

**

For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of [ ] RICs consisting of [ ] Portfolios.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†

Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.

††

Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)	Class II Board Member and Board Nominee.

(3)	Preferred Shares Nominee. Mr. Kester’s term as a Class I Board Member is scheduled to expire in 2026; therefore, he is not standing for election this year as a Preferred Shares Nominee.

(4)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard

R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester

The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books

Board Members/Nominees	Experience, Qualifications and Skills

and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Advisor enhances his service as a Vice Chair of the Board, Chair of the Governance Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Cynthia L. Egan

Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Fund and the Advisor enhances her service as Chair of the Compliance Committee and a member of the Discount Committee, the Governance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores

The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief

Board Members/Nominees	Experience, Qualifications and Skills

Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and the Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris

The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman*

The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and the Advisor

Board Members/Nominees	Experience, Qualifications and Skills
enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch*

Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Fund and the Advisor enhances her service as the Chair of the Discount Committee and the Chair of the Securities Lending Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Arthur P. Steinmetz*

The Board benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Fund and the Advisor enhances his service as Chair of the Performance Oversight Committee and a member of the Discount Committee.

Robert Fairbairn

Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of

Board Members/Nominees	Experience, Qualifications and Skills

BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, their operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class II Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Board consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Discount Committee, a Securities Lending Committee and an Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund does not have a compensation committee because its executive officers, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Discount Committee and the Executive Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because it believes that having an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;
•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;
•	provides greater opportunities for direct and independent communication between shareholders and the Board; and
•	provides independent spokespersons for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the

Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Fund as of [●], 2024 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. Five Board Members in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2023, the Board met eleven times. Additionally, during the fiscal year ended July 31, 2023, the Board met nine times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board is set forth in Appendix C.

Delinquent Section 16(a) Reports. None to report.

Executive Officers of the Fund. Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH BOARD NOMINEE TO THE BOARD USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE KARPUS NOMINEES OR TO VOTE AGAINST THE KARPUS PROPOSALS.

PROPOSAL 2— KARPUS PROPOSAL TO TERMINATE THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 2.

A shareholder of the Fund, Karpus Investment Management Profit Sharing Plan Fund B – Conservative Bond Fund, through its investment adviser, Karpus Management, Inc. (together, “Karpus”), has informed the Fund that it intends to present the below proposal at the meeting.

The text of Karpus’s proposed resolution, for which the Fund accepts no responsibility, is reproduced below exactly as submitted by Karpus.

KARPUS’S PROPOSAL

“BE IT RESOLVED, that the Investment Advisory Agreement between the BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”) and BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) shall be terminated.”

BOARD RECOMMENDATION Vote “AGAINST” Proposal 2 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 2.

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board opposes terminating the Investment Management Agreement for the following reasons, as discussed in more detail below:

•	Termination of the Investment Management Agreement would result in the firing of BlackRock as the Fund’s investment adviser, depriving the Fund of BlackRock’s experience and expertise.
•	Termination of the Investment Management Agreement would plunge the Fund into uncertainty about its investment adviser and its future, harming the Trust and its shareholders.
•	The Board Members, as fiduciaries to the Fund, review the Investment Management Agreement annually and are best positioned to evaluate BlackRock.

Key Facts About the Fund

•	Outperformance: The Fund returned 9.3% on NAV in 2023, outperforming its peer group’s median return of 8.4% on NAV.[1]
•	Monthly Payments: The dollar amount per share of the Fund’s monthly distribution has grown by approximately 62% since November 2023.
•

Share Buybacks: The Fund has generated approximately $3.2 million in shareholder profits since inception (August 3, 2001) by repurchasing over $20.8 million in Fund shares at a discount to net asset value.

1 The Fund’s peer group is the Morningstar Muni National Long category. The returns of the peer group do not include the Fund’s returns.

Tax-Exempt Income

Tax-Equivalent Yield[2]	Distributions to shareholders have grown 62% since November 2023[3]

Outperformance

2023 Total Return[4]	MUI outperformed competitor funds in 2023[4]

NOTICE! Please be advised that the Board Believes that Proposal 2 Poses Significant Risks to Shareholders and the Future of the Fund

2 Reflects the tax-equivalent yield of the Bloomberg Municipal Bond Index and the Fund’s tax-equivalent yield on market price as of March 31, 2024. Tax-equivalent yield refers to the yield a taxable bond would have to earn in order to match, after taxes, the yield available on a tax-exempt municipal bond, assuming a 37.00% tax rate. The Bloomberg Municipal Bond Index is an unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

3 Reflects the increase in the dollar amount per share of the Fund’s monthly distribution from November 30, 2023 to March 31, 2024.

4 Reflects the median return on NAV of the Morningstar Muni Long Category, excluding the returns of the Fund, and the Fund’s return on NAV during calendar year 2023.

Pursuant to the Investment Management Agreement, BlackRock acts as investment adviser to the Fund, investing the Fund’s assets and supervising and arranging for the day-to-day operations of the Fund. If the Investment Management Agreement were to be terminated, the daily investment decisions of the Fund would no longer be made by BlackRock and the Fund’s experienced and highly skilled portfolio managers. In addition, the Fund would also lose access to the personnel, facilities, equipment and certain other services necessary for the operation of the Fund that are currently provided by BlackRock.

The Termination of the Investment Management Agreement Would Deprive the Fund of BlackRock’s Experience and Expertise. BlackRock is the world’s largest asset manager and the largest manager of closed-end funds, with more than 35 years of advisory experience. In particular, BlackRock is a leader in municipal bond investing, with over $188 billion in municipal assets under management, including $22 billion in closed-end municipal funds, as of January 31, 2024. The Board believes that the Fund’s investment strategies require the Fund to have an investment adviser with the sophistication and extensive expertise of BlackRock. BlackRock has extensive experience successfully deploying and managing leverage in the forms employed by the Fund (including, but not limited to, preferred shares and tender option bond trusts). BlackRock also leverages the Aladdin Risk Management Platform and has significant risk management expertise.

The Board believes that BlackRock is successfully implementing the Fund’s investment strategies, as evidenced by the Fund’s performance and distributions described above, all while implementing value-creating and shareholder-friendly initiatives, and is positioning the Fund to meet its investment objective over the life of the Fund. In addition, shareholders have benefitted from the high-quality services, experience, resources and industry standing of BlackRock.

The Fund is managed by a team of highly skilled investment professionals employed by BlackRock. The portfolio management team leverages a team of 53 dedicated municipal professionals with an average of 23 years of investment experience. BlackRock’s municipal research analysts, who are viewed as industry experts, have 21 years of research experience on average, and 15 of 19 analysts have an advanced degree and/or the CFA designation. With direct contacts across rating agencies, sell-side research partners, and management teams of municipal issuers, BlackRock’s municipal team delivers highly diversified strategies across regions, states, local governments, sectors, sub-sectors, and issuers.

Termination of the Investment Management Agreement Would Harm the Fund. Proposal 2 submitted by Karpus to terminate the Investment Management Agreement would be detrimental to the Fund and its shareholders. If Proposal 2 is approved, the Investment Management Agreement will, by its terms, automatically terminate 60 days following the shareholder meeting, potentially leaving the Fund “orphaned” (i.e., without an investment adviser), causing significant disruptions to the Fund’s investment activities and leaving it exposed to substantial risk and expense.

Termination would require the Fund’s Board to search for a suitable new investment adviser and conduct the requisite due diligence of a potential replacement, the costs of which would be borne by the Fund and likely be significant. Although the 1940 Act allows for a temporary investment adviser to be appointed for up to 150 days, the Fund would potentially have no day-to-day management while the Board searches for a replacement investment adviser. The uncertainty associated with the Fund’s portfolio management could be catastrophic to the performance and share trading price of the Fund. Once the Board selects a new investment adviser, a new investment management agreement would require approval of (i) the Board (including a majority of the Independent Board Members) and (ii) a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Obtaining shareholder approval would cause the Fund to incur substantial costs in connection with calling and holding a special meeting of shareholders, soliciting shareholder votes and the filing and mailing of proxy materials. If approval of the new investment management agreement were not obtained, the Fund would remain orphaned without an investment adviser to manage its assets.

Additionally, termination of the Investment Management Agreement would require the Fund to cease using “BlackRock” in its name and could adversely impact the attractiveness of the Fund to prospective investors. It could also cause the Fund to lose the confidence of its existing shareholders, particularly those who made a choice to invest in a fund managed by BlackRock in the first place. This could result in less demand for, and increased selling of, Fund shares, placing downward pressure on the Fund’s share trading price and widening the discount between the Fund’s share trading price and net asset value.

The Board Members, as Fiduciaries to the Fund, Review the Investment Management Agreement Annually and are Best Positioned to Evaluate BlackRock. In accordance with its duties under the 1940 Act, the Board, including the Independent Board Members, diligently considers the Investment Management Agreement and BlackRock’s service as the Fund’s investment adviser annually. The Board, including the Independent Board Members, most recently determined to continue the Investment Management Agreement in June 2023, as a culmination of the Board’s year-long deliberative process, after unanimously concluding that such continuation was in the best interests of the Fund and its shareholders. The Board does not currently believe that there is any justification for subjecting the Fund and its shareholders to potential risk and expense in order to terminate the Investment Management Agreement in pursuit of a replacement investment adviser that the Board believes would not be as well-suited as BlackRock to manage the Fund.

For the reasons stated above, the Board believes that termination of the Investment Management Agreement with BlackRock is not in the best interests of the Fund.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 2, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Proposal 2 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 2.

PROPOSAL 3—IF PROPERLY PRESENTED, A NON-BINDING PROPOSAL BY KARPUS REQUESTING THAT THE BOARD PROMPTLY CONSIDER AUTHORIZING A SELF-TENDER OFFER FOR ALL OUTSTANDING COMMON SHARES OF THE FUND AT OR CLOSE TO NET ASSET VALUE AND, IF MORE THAN 50% OF THE FUND’S OUTSTANDING COMMON SHARES ARE TENDERED, THE TENDER OFFER SHOULD BE CANCELLED AND THE BOARD SHOULD TAKE THE STEPS NECESSARY TO LIQUIDATE, MERGE OR CONVERT THE FUND TO AN OPEN-END MUTUAL FUND OR EXCHANGE TRADED FUND

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 3.

A shareholder of the Fund, Karpus Investment Management Profit Sharing Plan Fund B – Conservative Bond Fund, through its investment adviser, Karpus Management, Inc. (together, “Karpus”), has informed the Fund that it intends to present the below proposal at the meeting and requested that the Fund include the shareholder proposal in the Fund’s proxy materials. This proposal is non-binding and requests that the Board take certain actions if approved by shareholders.

As required by the rules of the Securities and Exchange Commission, the text of Karpus’s proposed resolution and Karpus’s supporting statement, for which the Fund accepts no responsibility, is included below as submitted by Karpus.

KARPUS’S PROPOSAL

“BE IT RESOLVED, the shareholders of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”) request that the Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.”

SUPPORTING STATEMENT BY KARPUS

As of the date of submittal of this proposal, MUI’s discount is currently over 13%. This excessive discount is unacceptable.

MUI’s Board has a multitude of options at its disposal to address MUI’s discount. However, the only actions taken to date that we are aware of are: (i) the approval of repurchase offers, and (ii)

an increase in the Fund’s distribution. These steps, while welcome, are woefully inadequate to address MUI’s outsized discount.

Simply put, all discount reducing options need to be on the table and that is why we have submitted this proposal.

In our view, the Board has lost its focus on what is truly best for shareholders. Rather than listen to the concerns of shareholders, the Board has vigorously defended its position to the detriment of shareholders by opting into control share acquisition statutes and by making it extremely arduous and cumbersome for shareholders to nominate candidates for election to the Board that may challenge BlackRock-centered views.

The Board should not take away any shareholder’s vote or manipulate the process by which their representation is selected. This is exactly what our misguided Board has signed off on.

Our proposal represents an attempt to put our representatives on the right path and focus them on what’s important to the shareholders of MUI, rather than on the interests of BlackRock.

Complacency and inaction are not acceptable. Hoping the problem will go away by itself is equally illogical. Trustee apathy, unresponsiveness, and disregard of shareholders cannot go unchallenged.

To us, the question is simple: do you want to receive close to NAV for your shares?

If yes, please vote FOR our proposal.

Send the Board a clear message that it should be more concerned with maximizing shareholder value and doing the right thing for the people they work for – not the Adviser and maximizing their fee revenue.

BOARD RECOMMENDATION Vote “AGAINST” Proposal 3 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 3.

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board believes that Proposal 3 is not in the best interest of the Fund or its shareholders for the following reasons, as discussed in more detail below:

•	Proposal 3 would force harmful actions at the expense of long-term shareholders.
•	Conducting a tender offer would harm long-term shareholders, and conducting these transactions as proposed by Karpus would harm ALL shareholders.
•	Tender offers do not cure discounts.
•	Liquidating, merging or converting the Fund would harm long-term shareholders.
•	Shareholders would lose the benefits of the Fund if it were merged or open-ended.
•	The Fund has consistently produced strong relative performance and an attractive yield as a closed-end fund.

NOTICE! Please be advised that the Board Believes Proposal 3 Poses Significant Risks to Shareholders and the Future of the Fund

Proposal 3 Would Force Harmful Actions at the Expense of Long-Term Shareholders. Proposal 3 submitted by Karpus requests that the Board potentially take multiple distinct and unrelated actions: first, commence an unlimited tender offer for all of the Fund’s shares at or close to NAV per share; and second, if at the conclusion of the unlimited tender offer, more than half of the Fund’s shares have been tendered, cancel the tender offer (after the transaction expenses of the tender offer have been incurred), and liquidate the Fund or merge or convert the Fund into an open-end mutual fund or ETF (each referred to as an “open-end fund”), and incur the costs of those actions, wasting Fund assets. Individually, none of the actions included in Proposal 3 are in the best interests of long-term shareholders, and when taken together, the elements of Proposal 3 would force actions that are not in the best interests of any Fund shareholder.

The completion of a large tender offer, a liquidation or a merger or conversion into an open-end fund would primarily benefit short-term shareholders, like Karpus, at the expense of the Fund’s long-term shareholders who rely on the Fund for income. Immediately after a large tender offer or merger or conversion into an open-end fund, activists have been known to redeem their shares and disappear, leaving the long-term shareholders owning a fund with a significantly less attractive investment profile. Furthermore, the announcement of an intention to conduct a large tender offer may also attract arbitrageurs who would purchase shares for the sole purpose of tendering all of those shares, hoping to trigger the liquidation, merger or conversion of the Fund so as to realize increased short-term profit on the return of NAV on all shares through the liquidation or, in the case of a merger or conversion into an open-end fund, the redemption of shares at NAV.

As further described below, the actions envisioned by Proposal 3 would deny shareholders the ability to own shares in a successful investment vehicle with a long-term investment objective, waste Fund assets and significantly diminish the Fund’s ability to operate efficiently—potentially even resulting in the Fund’s termination—without providing any meaningful benefits to the Fund’s long-term shareholders.

Conducting a Tender Offer Would Harm Long-Term Shareholders, and Conducting These Transactions as Proposed by Karpus Would Harm ALL Shareholders. A tender offer would be costly to shareholders and could adversely affect Fund performance as it would significantly reduce Fund assets and diminish the Fund’s ability to operate efficiently without providing any meaningful benefits to the Fund’s long-term shareholders.

In connection with a tender offer for all of the Fund’s assets, the Fund would need to liquidate a material amount of portfolio securities to accumulate sufficient cash to pay for the tendered shares. Liquidating these securities would (i) potentially force the Fund to sell its portfolio securities at an inopportune time and/or price, (ii) increase portfolio transaction costs, (iii) risk generating adverse capital gains tax consequences for shareholders, (iv) cause the Fund to bear additional expenses in rebalancing its portfolio following such sales, and (v) significantly diminish the Fund’s ability to operate efficiently. The Fund and its shareholders would bear these costs and risks regardless of whether the tender offer were completed or cancelled, as the Fund would need to begin liquidating securities in the short period prior to the expiration date of the tender offer in light of the uncertainty of potentially paying for up to 50% of the Fund’s outstanding shares.

If 50% or less of the Fund’s shares were submitted for tender and the tender offer were completed, shareholders who remain in the Fund post-tender would likely suffer from a substantially reduced asset base, a higher expense ratio, lower dividends, the costs of the tender offer and potentially receive a taxable distribution (further reducing Fund assets) due to the realization of capital gains. Higher expenses could reduce returns, put the Fund at a disadvantage relative to its larger peers and potentially cause the Fund to trade at substantial discounts in the future. The Board and Fund management believe that it would be much more difficult for the Fund to meet its investment objective and maintain its current attractive yield after being diminished in size.

Tender Offers Do Not Cure Discounts. While tender offers may result in precisely the type of short-term liquidity event sought by shareholder activists, such as Karpus, they do not provide a meaningful long-term solution to the discounts that affect closed-end funds in spite of Karpus’s claims otherwise. In fact, discounts for closed-end funds that conducted tender offers following activist shareholder involvement increase over time following the completion of the tender offer.

Average Discount for Closed-End Funds with Forced Tender Offers from Activist Involvement[5]	Relative Discount for Closed-End Funds with Forced Tender Offers from Activist Involvement[6]

Liquidating, Merging or Converting the Fund Would Harm Long-Term Shareholders. If the tender offer were cancelled and the Fund were liquidated, merged into an existing open-end fund or converted into an open-end fund, the Fund and its shareholders would experience harms and costs in addition to those described above with respect to the tender offer. The liquidation of the Fund or its merger or conversion into an open-end fund cannot occur without (i) the approval of the Board; (ii) a separate mailing of a proxy statement to the Fund’s shareholders that explains the details of the proposed transaction; and (iii) a separate vote of the Fund’s shareholders approving the transaction. Furthermore, a liquidation would require the Fund to sell all, and a merger or conversion into an open-end fund may require the Fund to sell a large portion, of portfolio holdings at potentially inopportune times and disadvantageous prices. These portfolio sales would likely cause the Fund, and ultimately its shareholders, to bear potentially significant transaction costs and potentially receive a taxable distribution in connection with the realization of capital gains, which, if the Fund were converted or merged, would further reduce assets. A significant decrease in assets due to redemptions after any merger with, or conversion to, an open-end fund could lead to an increase in the open-end fund’s expense ratio, which would reduce returns for remaining shareholders and could lead to further shareholder redemptions. Ultimately, a shrinking fund operating in these circumstances may be unable to successfully pursue its stated investment objective.

Because the tender offer or liquidation would, and the merger or conversion into an open-end fund may, require the Fund to sell all or substantial amounts of portfolio securities, it would also require the Fund to reduce its leverage. Under the 1940 Act, closed-end funds are permitted to use leverage to a greater extent than open-end funds, and the Fund uses leverage to pursue its investment objective and to provide a monthly distribution to shareholders. A whole or partial de-

5 Reflects average discount to NAV for 15 closed-end funds that conducted tender offers following activist shareholder involvement between 2017 and 2023, as of (i) one year prior to the tender offer, (ii) the date the tender offer expired, (iii) one month following the completion of the tender offer and (iv) March 31, 2024.

6 Reflects the median of the point-in-time discounts of 15 closed-end funds that conducted tender offers following activist shareholder involvement between 2017 and 2023 minus the point-in-time discount for their respective Morningstar categories, as of (i) one year prior to the tender offer and (ii) March 31, 2024.

leveraging would deprive the Fund of the additional assets it uses to generate performance and support its distribution rate. The Fund and its shareholders would also bear significant transaction costs in a forced liquidation of portfolio holdings in connection with the redemption of the Fund’s preferred shares and unwinding of the tender option bonds that the Fund uses to create leverage.

Shareholders Would Lose the Benefits of the Fund if it were Merged or Open-ended. If triggered under Proposal 3, the Board believes that merging or converting the Fund into an open-end fund would deprive the Fund’s shareholders of the very characteristics that they were seeking when they chose to invest in the Fund. Closed-end funds differ from open-end funds in meaningful ways, as our knowledgeable shareholders are keenly aware. As noted above, the federal securities laws permit closed-end funds to use leverage to a greater extent than open-end funds, and the Fund uses leverage to pursue its investment objective, potentially improve performance and potentially enhance monthly distributions to shareholders. The Fund’s ability to use leverage strategically to enhance value for shareholders would be diminished if the Fund converted or merged into an open-end fund. Similarly, the Fund’s shareholders would likely experience a reduced yield on their investment following a conversion or merger into an open-end fund, as closed-end funds typically have higher and more consistent distribution rates than open-end funds due, in part, to closed-end funds’ greater flexibility to borrow for investment purposes.

In contrast to closed-end funds like the Fund, all mutual funds and certain ETFs must maintain liquidity reserves to satisfy daily redemptions in amounts that cannot always be anticipated and may occur at inopportune times, such as in down markets. If the Fund were to merge or convert into an open-end fund, liquidity management and regulatory requirements would result in the Fund holding a greater portion of its assets in cash or cash-equivalents and limit the portion of assets that the Fund could otherwise invest in attractive illiquid investments. Following a merger or conversion, shareholders would find that they hold shares in a fund with certain characteristics that are fundamentally different from—and possibly less attractive to them than—the Fund, in which they originally chose to invest.

The Fund Has Consistently Produced Strong Relative Performance and an Attractive Yield as a Closed-End Fund. The Board believes that the Fund is performing as intended in its current closed-end fund structure, and that liquidation of the Fund or a merger or conversion into an open-end fund is completely unwarranted. Further, shareholders presumably invested in the Fund because of certain unique features and benefits that are typically not available to an open-end fund. As further described in Proposal 2, the Fund outperformed its Morningstar peer group in 2023 and increased the dollar amount per share of the Fund’s monthly distribution by 62% from November 30, 2023 to March 31, 2024, all while implementing value-creating and shareholder-friendly initiatives, such as share repurchases that have generated approximately $3.2 million in shareholder profits. In fact, Karpus has praised some of these initiatives in its supporting statement for its proposal. Most recently, the Board approved the renewal of the Fund’s open market share repurchase program, allowing the Fund to opportunistically repurchase up to 5% of the Fund’s outstanding Common Shares through November 30, 2024. The Board believes that the Fund’s strong relative performance does not justify liquidating the Fund or drastically changing its operations via a conversion or merger into an open-end fund, particularly in light of the costs and other risks inherent in such a transaction, just so that Karpus can pocket a short-term profit.

For the reasons stated above, the Board unanimously opposes Proposal 3 submitted by Karpus.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 3, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Proposal 3 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 3.

PROPOSAL 4— IF PROPERLY PRESENTED, A NON-BINDING PROPOSAL BY KARPUS REQUESTING THAT THE BOARD PROMPTLY CONSIDER TAKING ALL STEPS NECESSARY TO AMEND ANY AND ALL GOVERNING DOCUMENTS TO PROVIDE THAT (1) THE AFFIRMATIVE VOTE OF A PLURALITY OF SHARES, REPRESENTED IN PERSON OR BY PROXY AT ANY MEETING AT WHICH A QUORUM IS PRESENT, BE THE VOTING STANDARD TO ELECT BOARD MEMBERS IN ANY CONTESTED ELECTION AND (2) SHAREHOLDERS OF THE FUND SHALL HAVE THE RIGHT TO AMEND OR REPEAL THE BY-LAWS OR ADOPT NEW BY-LAWS AT ANY TIME

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 4 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 4.

A shareholder of the Fund, Karpus Investment Management Profit Sharing Plan Fund B – Conservative Bond Fund, through its investment adviser, Karpus Management, Inc. (together, “Karpus”), has informed the Fund that it intends to present the below Proposal 4 at the meeting. This proposal is non-binding and requests that the Board take certain actions if approved by shareholders.

The text of Karpus’s proposed resolution, for which the Fund accepts no responsibility, is reproduced below exactly as submitted by Karpus.

KARPUS’S PROPOSAL

“BE IT RESOLVED, that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (i) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect directors in any contested election and (ii) that shareholders of the Fund shall have the right to amend or repeal the Bylaws or adopt new Bylaws at any time.”

BOARD RECOMMENDATION Vote “AGAINST” Proposal 4 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 4.

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board strongly opposes both parts of Proposal 4 submitted by Karpus, and believes that (1) the current voting thresholds and (2) the Board’s exclusive authority to adopt, amend or repeal the Fund’s By-laws are each in the best interest of the Fund and its shareholders for the following reasons:

•	The existing voting thresholds for Board Member elections benefit shareholders.
•	A majority vote standard in contested elections protects shareholders from activist investors and ensures that all shareholders of the Fund are fairly and fully represented.
•	The Board is best positioned to adopt, amend and repeal By-laws.
•	Maintaining the Board’s exclusive power to adopt, amend and repeal By-laws protects shareholders and results in efficiency and consistency.

NOTICE! Please be advised that the Board Believes Proposal 4 Poses Significant Risks to Shareholders and the Governance of the Fund

The Existing Voting Thresholds for Board Member Elections Benefit Shareholders. The Board has an enforceable legal duty to act in the best interests of the Fund and is generally responsible for the oversight of, and decision-making for, the Fund. The election of highly qualified and experienced Board Members is therefore vitally important to the Fund and its shareholders. Currently, a plurality vote is required in a standard Board election, except that in a contested election, where there are more nominees than there are seats, the vote standard is escalated to the affirmative vote of a majority of the shares outstanding and entitled to vote. In an uncontested election, the plurality vote standard protects shareholders by allowing for Board elections to be conducted in a relatively cost-effective manner. In contrast, the majority vote standard in a contested election is a recognition of the gravity of a contested election and the importance of making sure that the Board Members elected have the broad support of a majority of Fund shareholders. The majority vote standard ensures that only a clear majority of all Fund shareholders having a direct interest in the election of Board Members will be able to determine the outcome. This standard is consistent with the higher vote standards often required under state law to approve significant actions such as mergers. This standard is also aligned with applicable law governing the Fund and its operations, which requires more than a plurality of shareholders to vote to approve certain similarly important matters, such as investment advisory contracts and changes to fundamental investment policies.

A Majority Vote Standard in Contested Elections Protects Shareholders from Activist Investors and Ensures That All Shareholders of the Fund Are Fairly and Fully Represented. Ensuring that Board Members can only be elected in a contested election by a majority of the Fund’s shareholders protects shareholder interests when considering competing candidates for election to the Board. Without the Fund’s majority vote standard in contested elections, an activist shareholder could replace the Fund’s independent, qualified and experienced Board Members with unqualified individuals like the Karpus Nominees who have little to no closed-end fund experience. This could, in turn, result in radical changes being made to the way the Fund is operated, including with respect to its investment adviser, investment strategy, corporate governance and closed-end structure, or other characteristics that led shareholders to invest in the Fund in the first place.

Karpus, which has increased its holdings in the Fund by nearly 50% over the past 12 months and held [●]% of the Fund’s shares (as of the Record Date), is attempting to replace two of the Fund’s Board Members, as discussed in Proposal 1, and has submitted three separate proposals which, if approved and/or implemented, would fundamentally change how the Fund is managed and governed and, in one case, could eliminate the Fund altogether. The Board believes that the aggressive acquisition of shares in the Fund by Karpus is an opportunistic attempt to exercise an outsize influence on the Fund and pursue a damaging agenda. The majority vote standard is intended to protect the Fund’s shareholders against precisely this type of short-term activist strategy whereby Karpus attempts to force dramatic and unwarranted changes on the Fund for their own benefit.

The Fund’s majority voting standard is particularly appropriate for contested elections, because retail shareholders, who often purchase closed-end funds as part of a long-term investment strategy, such as to save for retirement or supplement their income, hold the majority of outstanding shares of the Fund, yet may not vote with the same consistency as institutional investors and activist shareholders, like Karpus. Therefore, in a contested election without the majority vote standard, Board Members could be elected with the affirmative votes of a relatively small percentage of the total shares outstanding—a vote that may be dominated by an opportunistic activist shareholder, like Karpus—potentially leaving the fate of the Fund in the hands of a Board that is beholden to the interests of a relatively small, activist shareholder and likely to pursue the activist shareholder’s goals, which could be directly adverse to those of the Fund’s other shareholders.

The Board is committed to ensuring that all shareholders of the Fund are fairly and fully represented in important matters such as the election of Board Members. The primary purpose of a majority vote standard in contested elections is to protect the expectations of long-term shareholders that the investment product they purchased will continue to be overseen by independent and experienced directors, and will not be changed out from under them as the result of the short-term profit-seeking motives of an activist shareholder. Accordingly, the Board believes that it is in the best interests of the Fund and its shareholders to continue to require Board Members to be elected by a majority of outstanding shares of the Fund in a contested election.

The Board is Best Positioned to Adopt, Amend and Repeal By-laws. By-laws are governed by applicable law and serve as a rulebook for how a closed-end fund operates, covering a range of matters including how shareholder meetings are conducted. The Fund’s experienced and knowledgeable Board Members, who regularly interact with the Advisor regarding management of the Fund and have direct and ongoing involvement with the Fund, are better positioned than Fund shareholders to assess the purpose and function of By-law provisions, and whether they should be changed.

The Board has had the exclusive power to adopt, amend and repeal the By-laws since the Fund’s initial public offering. Maintaining the Board’s exclusive ability to do so directly benefits Fund shareholders because the Board is legally required to consider and serve the interests of all shareholders and has an enforceable legal duty to act in the best interests of the Fund. Board Members are accountable to shareholders, as they are directly elected by shareholders. Further, 80% of the Board Members are Independent Board Members. By contrast, shareholders have no legal duties, are not accountable to the Fund or to other shareholders, are not subject to any independence requirements, and may (and some often do) act only in their own self-interests, even if their actions harm other shareholders. The Board, rather than shareholders, is therefore best positioned to ensure that any changes to the By-laws are made for the benefit of all shareholders and not just a select few.

Maintaining the Board’s Exclusive Power to Adopt, Amend and Repeal By-laws Protects Fund Shareholders and Results in Efficiency and Consistency. The By-laws require the Board to review and approve any potential change to the By-laws, consistent with their duty to act in the best interests of the Fund. The Board’s exclusive power to adopt, amend and repeal By-laws is critical in protecting the Fund’s broader shareholder base, because it helps to prevent a self-interested shareholder, like Karpus, from forcing self-serving By-law changes that could fundamentally alter the way in which the Fund is governed, particularly in instances where a significant number of shareholders other than the activist do not typically vote to express their views. If Proposal 4 is implemented, the Board Members would likely not have the power to protect shareholders by preventing such proposed By-law changes.

The Board’s exclusive power to make By-law changes also allows the Fund to be nimble and responsive to changing circumstances and allows the Fund to avoid bearing unnecessary expenses associated with seeking shareholder approval for changes to the By-laws. A typical proxy solicitation to seek shareholder votes is expensive and time-consuming. If the Board no longer has the exclusive power to adopt, amend and repeal By-laws, it could result in proposals to change the By-laws at considerable expense to Fund shareholders. Further, granting shareholders the power to adopt, amend and repeal By-laws raises the prospect of changes being made in an inconsistent and even contradictory manner, which could result in conflicts and confusion, leading to further expense and disruption in the operations of the Fund. In this regard, the Board can ensure that new By-law provisions are drafted so as not to conflict with the Fund’s existing governing documents, contractual obligations, regulatory requirements and business practices.

For the reasons stated above, the Board believes that it is in the best interests of the Fund and its shareholders to continue to (1) require Board Members to be elected by a majority of outstanding shares of the Fund in a contested election and (2) maintain the Board’s exclusive power to adopt, amend and repeal the Fund’s By-laws.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 4, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Proposal 4 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 4 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 4.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum for purposes of conducting business on such matter.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Directors or on the Karpus Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares using the WHITE proxy card.

The affirmative vote of a majority of the shares outstanding and entitled to vote is necessary to elect each of the respective Board Nominees under Proposal 1. The affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less, is necessary to approve Proposal 2. The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to approve each of Proposal 3 and Proposal 4. Abstentions and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and broker non-votes, if any, as present for purposes of determining a quorum. Preferred Shares of the Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders if no instructions are received one business day before the meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1 and “AGAINST” each of Proposal 2, Proposal 3 and Proposal 4.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 and against each of Proposal 2, Proposal 3 and Proposal 4. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund.

A representative of D&T is expected to be present at the meeting in person or via teleconference. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund during its most recently completed fiscal year. Following the Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by the

Board, the Audit Committee approved the Fund’s audited financial statements for the Fund’s fiscal year ended July 31, 2023 for inclusion in the Fund’s annual report to shareholders.

Appendix E sets forth the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e) Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by the Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, the Advisor, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Fund’s Audit Committee was required for the calendar years ended December 31, 2023 and December 31, 2022 were $[●] and $[●], respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Catherine A. Lynch (Chair);

Lorenzo A. Flores;

J. Phillip Holloman; and

Arthur P. Steinmetz.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

[As of [●], to the best of the Fund’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the class of the Fund.]

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock, Inc.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2025 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by [●], [●], 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2024 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2025 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2025 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2025 annual shareholder meeting is held within 25 days of [●], 2025, must be received by the Fund between [●], [●], 2025 and [●], [●], 2025.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by [●], [●], 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 25 days from the anniversary of its 2024 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2025 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2025 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund. Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $[●]. To date, $[●] has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Board

Members in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[●] for such services (including reimbursements of out-of-pocket expenses), which is included in the estimate above. Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Georgeson anticipates that approximately [●] of its employees will be involved in soliciting shareholders of the Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock, Inc. products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock, Inc. employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2024 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed WHITE proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

[●], 2024

Appendix A – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Fund, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are each paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee are paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $5,000 and $5,000, respectively. Each of the members of the Audit Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee is paid an additional annual retainer of $30,000, $25,000 $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2024, the Chair of the Board and the Vice Chair of the Board were paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee were paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

	Cynthia L. Egan(2)	Frank J. Fabozzi(2)(4)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Arthur P. Steinmetz(5)	Fund Total
Total Compensation from the Fund(1)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

A-1

	Cynthia L. Egan(2)	Frank J. Fabozzi(2)(4)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Arthur P. Steinmetz(5)	Fund Total
Total Compensation from all BlackRock-advised funds(3)	$ 465,000	$ 497,500	$ 400,000	$ 395,000	$ 425,000	$ 520,000	$ 587,500	$ 530,000	$ 85,914

(1)	Information is for the Fund’s most recent fiscal year.

(2)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,311,764, $480,389, $476,463, $505,309, $4,221,192, $1,873,945 and $542,749, respectively, as of December 31, 2023. Ms. Egan and Mr. Steinmetz did not participate in the deferred compensation plan as of December 31, 2023.

(3)

Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2023. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $0, $200,000, $197,500, $212,500, $260,000, $44,063 and $68,900, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Dr. Fabozzi retired as a Director of the Fund, a member of the Audit Committee and Chair of the Performance Oversight Committee effective December 31, 2023.

(5)

Mr. Steinmetz was appointed as a Director of the Fund effective September 9, 2023, appointed as a member and Chair of the Performance Oversight Committee effective January 1, 2024 and January 19, 2024, respectively, and appointed as a member of the Audit Committee effective January 19, 2024.

A-2

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Fund as of [●], 2024. No Board Member/Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

Interested Board Members, including the Board Nominees:
Robert Fairbairn	[●]	[●]	[●]	[●]
John M. Perlowski	[●]	[●]	[●]	[●]
Independent Board Members, including the Board Nominees:
Cynthia L. Egan	[●]	[●]	[●]	[●]
Lorenzo A. Flores	[●]	[●]	[●]	[●]
Stayce D. Harris	[●]	[●]	[●]	[●]
J. Phillip Holloman	[●]	[●]	[●]	[●]
R. Glenn Hubbard	[●]	[●]	[●]	[●]
W. Carl Kester	[●]	[●]	[●]	[●]
Catherine A. Lynch	[●]	[●]	[●]	[●]
Arthur P. Steinmetz	[●]	[●]	[●]	[●]

(1)

Represents, as of [●], 2024, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME) and BlackRock Limited Duration Income Trust (BLW), along with certain open-end investment companies in the BlackRock Fixed-Income Complex, are eligible investments. As of [●], 2024, Ms. Egan did not participate in the deferred compensation plan.

B-1

[As of [●], 2024, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Fund, and the Chief Financial Officer of the Fund did not own any shares in the Fund.]

[As of [●], 2024, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.]

B-2

Appendix C – Committees of the Board

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Ms. Lynch, Mr. Flores and Mr. Steinmetz have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2025 annual shareholder meeting of the Fund is held within 25 days of [●], 2025, the Fund must receive notice pertaining to the 2025 annual meeting of shareholders no earlier than [●], 2025 and no later than [●], 2025. However, if the Fund holds its 2025 annual shareholder meeting on a date that is not within 25 days before or after [●], 2025, the Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Board Member qualification requirements which can be found in the Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. The Fund has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Fund when the Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving the Fund trading at a discount; (iii) engaging with the Advisor on ways to potentially mitigate the Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to the Fund trading at a discount; and (v) addressing such other matters relating to the Fund trading at a discount as the Discount Committee deems appropriate. The Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. The Fund has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of the Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of the Fund’s Securities Lending Guidelines and the Fund’s agreement with the lending agent. The Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. The Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive, Discount Committee and Securities Lending Committee met the following number of times for the fiscal year ended July 31, 2023:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings

[●]	[●]	[●]	[●]	[●]	[●]	[●]

Appendix D – Information Pertaining to the Executive Officers of the Fund

The executive officers of the Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

John M. Perlowski 1964	Director, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”)	Annual; Since 2023	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees
Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022(1) ($)
[ ]	[ ]	[ ]	[ ]

Tax Fees and All Other Fees

Tax Fees*		All Other Fees
Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022(1) ($)
[ ]	[ ]	[ ]	[ ]

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

Aggregate Non-Audit Fees for Pre-Approved Services to the Fund and its Affiliated Service Provider
Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022(1) ($)
[ ]	[ ]

(1)	The Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, the Fund’s prior fiscal year consists of the three months ended July 31, 2022.

*

Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to the Fund. Non-audit fees of $[ ] and $[ ] for the calendar years ended December 31, 2023 and December 31, 2022, respectively, were also paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. Those amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

E-1

Appendix F – 5% Beneficial Share Ownership

To the best knowledge of the Fund, based on filings made on or before [ ], 2024 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund indicated as of [ ], 2024 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

[●]	[●]	[●]	[●]	[●]	[●]

MUI-[ ]

F-1

BLACKROCK MUNICIPAL INCOME FUND, INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope THANK YOU FOR VOTING THIS IS THE WHITE PROXY CARD Please detach at perforation before mailing. WHITE PROXY CARD BLACKROCK MUNICIPAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2024 at [•] .m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MUI_33922_040224 PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code - 1 -

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [•], 2024. The Proxy Statement is available at: [•] Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 AND AGAINST PROPOSALS 2, 3 AND 4. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To Elect the Class II Board Member Nominees. To vote all Nominees FOR To vote all Nominees AGAINST To vote all Nominees ABSTAIN or vote separately by Nominee below 01. J. Phillip Holloman FOR AGAINST ABSTAIN 02. Arthur P. Steinmetz FOR AGAINST ABSTAIN 2. If properly presented at the meeting, a proposal submitted by Karpus Management, Inc. (“Karpus”), an activist investor, to terminate the investment management agreement between the Fund and BlackRock Advisors, LLC. FOR AGAINST ABSTAIN 3. If properly presented at the meeting, a non-binding proposal submitted by Karpus requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund. FOR AGAINST ABSTAIN If properly presented at the meeting, a non-binding proposal submitted by Karpus requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (i) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect directors in any contested election and (ii) that shareholders of the Fund shall have the right to amend or repeal the Bylaws or adopt new Bylaws at any time. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx MUI1 33922 xxxxxxxx - 2 -

BLACKROCK MUNICIPAL INCOME FUND, INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 EASY VOTING OPTION: EVERY VOTE IS IMPORTANT EASY VOTING OPTION: VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope THANK YOU FOR VOTING THIS IS THE WHITE PROXY CARD Please detach at perforation before mailing. WHITE PROXY CARD BLACKROCK MUNICIPAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED SHARES The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2024 at [•] .m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. MUI_33922_040224_Pref PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [•], 2024. The Proxy Statement is available at: [•] Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 AND AGAINST PROPOSALS 2, 3 AND 4. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To Elect the Class II Board Member Nominees. To vote all Nominees FOR To vote all Nominees AGAINST To vote all Nominees ABSTAIN or vote separately by Nominee below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. J. Phillip Holloman 02. Arthur P. Steinmetz 03. Catherine A. Lynch 2. If properly presented at the meeting, a proposal submitted by Karpus Management, Inc. (“Karpus”), an activist investor, to terminate the investment management agreement between the Fund and BlackRock Advisors, LLC. 3. If properly presented at the meeting, a non-binding proposal submitted by Karpus requesting that the Board promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund. 4. If properly presented at the meeting, a non-binding proposal submitted by Karpus requesting that the Board promptly consider taking all steps necessary to amend any and all governing documents to provide that (i) the affirmative vote of a plurality of shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect directors in any contested election and (ii) that shareholders of the Fund shall have the right to amend or repeal the Bylaws or adopt new Bylaws at any time. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx MUI2 33922 xxxxxxxx - 2 -